Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
14.	SUBSEQUENT EVENTS

1) Debt Extension and Debt Repayment

The Company has a borrowing of $918,450 due to HLI as of June 30, 2020. The loans due at July 18, July 21, and August 6, 2020, totaling $211,950, were extended, interest-free and without specific repayment date, which is based upon both parties' agreement as of the date of this report.

During 2019, DGHKT borrowed from the Company loans of principal amounts of $85,000 for a term of 12 months, and the Company borrowed $118,000 from DGHKT for a term of 12 months. On July 14, 2020, the Company repaid a net principal of $33,000 to DGHKT.

On August 17, 2020, the outstanding amount of $42,000 in service charge payable to HLI's subsidiary was repaid by the Company.

2) Change of CEO and Directors

On August 12, 2020, Mr. Zhitao He resigned from his positions as Chief Executive Officer and director of the Company. Mr. He's resignation was not a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. On August 25, 2020, Mr. Bin Lin was appointed as Chief Executive Officer, a director and Chairman of the Company.

 3) Disposition Transaction

On August 13, 2020, Lianluo Connection entered into a Share Transfer Agreement (the "Agreement") with China Mine United Investment Group Co., Ltd. ("China Mine"), pursuant to which Lianluo Connection transfers its 100% equity interests in its wholly-owned PRC subsidiary Beijing Dehaier to China Mine for cash consideration of RMB 0. In exchange for all of the equity interests in Beijing Dehaier, China Mine agrees to assume all liabilities of Beijing Dehaier.